UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RENT-A-CENTER, INC.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone Users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D81069-P67356 RENT-A-CENTER, INC. 5501 HEADQUARTERS DRIVE PLANO, TX 75024 RENT-A-CENTER, INC. You invested in RENT-A-CENTER, INC., and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 7, 2022. Vote Virtually at the Meeting* June 7, 2022 8:00 AM CT Virtually at: www.virtualshareholdermeeting.com/RCII2022 Get informed before you vote You can view the Notice and Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) upon request. Please submit such request on or before May 24, 2022 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. 2022 Annual Meeting of Stockholders Vote by June 6, 2022 11:59 PM ET. For shares held in our 401(k) Retirement Savings Plan, vote by June 2, 2022 11:59 PM CT.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D81070-P67356 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect or re-elect the directors nominated by the Board of Directors: Nominees: 1c. Christopher Hetrick 1a. Jeffrey Brown 1d. Harold Lewis 1b. Mitchell Fadel 1e. Glenn Marino 1g. B.C. Silver 1h. Jen You 1f. Carol McFate 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022 3. To approve, by non-binding vote, compensation of the named executive officers for the year ended December 31, 2021 NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. For For For For For For For For For For